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                                                                   Exhibit 10.93

                          SALOMON BROTHERS REALTY CORP.
                        390 Greenwich Street, 4/th/ Floor
                            New York, New York 10013

                                                 January 1, 2002

NC Capital Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612
Attention:  Mr. Patrick Flanagan
            President

New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612
Attention:  Mr. Brad Morrice
            Chief Executive Officer

Ladies and Gentlemen:

         This letter agreement (the "Letter Agreement") confirms the understanding and agreements among NC Capital Corporation ("NCCC"), New Century Mortgage Corporation ("New Century") and Salomon Brothers Realty Corp. ("SBRC"), under the terms set forth herein, regarding SBRC's agreement to provide a committed financing line (the "Financing Line") to NCCC in connection with certain adjustable-rate and fixed-rate, first lien and second lien mortgage loans that are originated by New Century (the "Mortgage Loans").

1.       Mortgage Loans.
         --------------

         (a) In General. SBRC agrees to make available to NCCC and New Century
             ----------
the Financing Line from January 1, 2002 until December 31, 2002; provided, however, that the availability of the Financing Line may be extended beyond December 31, 2002 by mutual agreement among the parties hereto. The amount of Mortgage Loans on the Financing Line at any time shall not exceed $600,000,000; provided, however, New Century shall have the option to increase the amount of Mortgage Loans on the Financing Line at any one time to an amount not in excess of $800,000,000.

         (b) Servicing of the Mortgage Loans. The purchase by SBRC of a Mortgage
             -------------------------------
Loan pursuant to the Financing Line shall include the purchase of the related servicing rights for such Mortgage Loan. Unless otherwise agreed to between SBRC and NCCC, SBRC hereby covenants and agrees to hire New Century to service; and New Century hereby covenants and agrees to service the Mortgage Loans for a term beginning on the related Settlement Date (as defined in Section 2(a) hereof) and ending on the related repurchase date as provided for in the Purchase and Sale Agreement (as defined in Section 2(a) hereof); provided that if a Termination Event (as defined in Section 4(b) hereof) has occurred, New Century shall immediately be terminated as

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NC Capital Corporation                                                    Page 2
New Century Mortgage Corporation
January 1, 2002

servicer. In connection with its servicing duties, New Century can service the Mortgage Loans itself or through such other sub-servicer which SBRC has accepted in writing, as the sub-servicer (the "Sub-Servicer") provided that, SBRC shall have the right to perform due diligence on any entity appointed as servicer or sub-servicer of the Mortgage Loans and may require New Century to select another servicer or sub-servicer to the extent that SBRC is not satisfied with the results of such due diligence. The Mortgage Loans shall be serviced in accordance with the servicing provisions specified in the Pooling and Servicing Agreement, Series 2000-NC1 dated as of March 1, 2000 among Firstar Bank, N.A., U.S. Bank National Association, Salomon Brothers Mortgage Securities VII, Inc. and New Century. New Century or the Sub-Servicer shall enforce "due-on-sale" provisions to the extent permitted by law, shall administer all escrow/impound deposits, shall pay compensating interest on principal prepayments in any month up to the amount of its servicing compensation in such month and shall make all servicing advances on any Mortgage Loan (including advances of delinquent principal and interest payments). New Century or the Sub-Servicer shall be required to make advances in respect of delinquent payments of principal and interest on the Mortgage Loans through foreclosure, subject to New Century's or the Sub-Servicer's determination regarding recoverability. The Mortgage Loans shall be serviced for a servicing fee equal to 0.50% per annum payable monthly on the then outstanding principal balance of each Mortgage Loan (the "Servicing Fee"). Any fee payable to the Sub-Servicer shall be paid by New Century without any right of reimbursement by SBRC. Any Sub- Servicer shall execute a letter agreement recognizing SBRC's interest in the Mortgage Loans in the form of Exhibit A. Notwithstanding the foregoing, in the event NCCC fails to repurchase a Mortgage Loan on the related repurchase date or if a Termination Event occurs, New Century and any related Sub-Servicer will no longer be servicer with respect to such Mortgage Loan or Mortgage Loans, unless the term of servicing is extended by SBRC in its sole discretion. In such event, SBRC shall have the right to transfer such servicing to another servicer without payment of any fee to New Century. New Century will cooperate in good faith to effect such servicing transfer and shall pay all costs associated with such servicing transfer. In connection with a termination of New Century as servicer, neither New Century nor NCCC shall be responsible for the costs (other than the costs of transferring servicing files) associated with the appointment of a successor servicer.

         Notwithstanding the foregoing, the parties hereto agree that Ocwen Federal Bank FSB shall be the Sub-Servicer on behalf of New Century.

         (c)  Conditions Precedent to Mortgage Loan Purchases. SBRC's obligation
              -----------------------------------------------
to purchase any Mortgage Loans and related servicing rights which it accepts for its Financing Line shall be subject to each of the following conditions:

              (i) there shall have been delivered to SBRC a Trust Receipt issued by U.S. Bank National Association ("U.S. Bank") with a mortgage loan schedule attached thereto and an exception report which is acceptable to SBRC in its sole discretion, at least 24 hours prior to purchase;


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NC Capital Corporation                                                    Page 3
New Century Mortgage Corporation
January 1, 2002

            (ii) SBRC shall have had an opportunity to perform a due diligence review of each Mortgage Loan and shall have arranged for reappraisals of value with respect to each Mortgage Loan if desired by SBRC;

            (iii) NCCC shall have provided to SBRC such other documents which are then required to have been delivered under the Purchase and Sale Agreement or which are reasonably requested by SBRC, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by SBRC, and/or an officer's or secretary's certificate; and

            (iv) there shall have been delivered to SBRC a limited guaranty of New Century, in the form of Exhibit B hereto, by which New Century guarantees the obligations of NCCC under this Letter Agreement and the Purchase and Sale Agreement.

      (d)   Commitment Fee. NCCC hereby agrees to pay a commitment fee (the
            --------------
"Commitment Fee") initially of 0.125% of $600,000,000 on or before the date of this Letter Agreement ; provided, however, if New Century and SBRC agree to increase the amount of Mortgage Loans subject to the Financing Line, the Commitment Fee shall equal 0.125% of the amount in excess of $600,000,000.

      (e)   Information. NCCC and New Century will furnish SBRC with all
            -----------
financial and other information concerning NCCC and New Century as SBRC deems reasonably appropriate in connection with the performance of the services contemplated by this letter, including (without limitation) "Monthly Cash Flow Projections and Sensitivity Analyses," and will provide SBRC with reasonable access during normal business hours to NCCC's and New Century's officers, directors, employees, accountants, and other representatives. NCCC and New Century acknowledge and confirm that SBRC (i) will rely on such information in the performance of the services contemplated by this letter without independently investigating or verifying any of it, (ii) assumes no responsibility for the accuracy or completeness of such information and (iii) will not disclose such information to any third party without the prior written consent of NCCC or New Century, as applicable.

2.    Financing Line.
      --------------

      (a)   In General. Pursuant to the terms of this Financing Line, SBRC
            ----------
shall simultaneously purchase from, and sign a forward commitment to resell to, NCCC Mortgage Loans and the related servicing rights that are deemed acceptable for such Financing Line as set forth below. The Financing Line shall be more fully documented pursuant to the Purchase and Sale Agreement (the "Purchase and Sale Agreement") to be entered into among NCCC, New Century and SBRC, which shall be substantially similar in form to the Mortgage Loan Purchase and Sale Agreement dated June 1, 2001 among New Century, NCCC and SBRC but shall provide for servicing provisions similar to those set forth in Section 1(b) of this Letter Agreement. Under the Purchase and Sale Agreement, NCCC will make standard secondary market corporate representations and warranties as of the date such Purchase and Sale Agreement is executed and as of any settlement date for the purchase and sale of any Mortgage Loans pursuant to such Purchase and Sale Agreement (each such date, a "Settlement Date") and

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NC Capital Corporation                                                    Page 4
New Century Mortgage Corporation
January 1, 2002

NCCC shall make standard secondary market representations and warranties with respect to each Mortgage Loan as of the Settlement Date on which such Mortgage Loan is sold to SBRC.

         Except as described below, the "Purchase Price" with respect to each Mortgage Loan and related servicing rights which conforms to the Underwriting Standards of New Century which were most recently reviewed and approved by SBRC and which is not a Special Risk Mortgage Loan (as defined in Section 2(b) hereof), a High Balance/High LTV Mortgage Loan (as defined in Section 2(c) hereof) or a Fallout Mortgage Loan (as defined in Section 2(d) hereof) (a "Standard Mortgage Loan") shall be equal to the lesser of (i) 101.75% of the unpaid principal balance of such Standard Mortgage Loan and (ii) the fair market value of such Standard Mortgage Loan in SBRC's sole discretion. The "Purchase Price" for each Special Risk Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(b)(ii) hereof, the "Purchase Price" for each High Balance/High LTV Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(c)(ii) hereof and the "Purchase Price" for each Fallout Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(d)(ii) hereof. Notwithstanding the foregoing, the "Purchase Price" for each Mortgage Loan will be reduced by the amount of any Collateral Value Deficiency paid by NCCC with respect to such Mortgage Loan.

         The repurchase price shall reflect the agreed upon return to SBRC for providing the Financing Line (the "Financing Cost"). With respect to any Mortgage Loan subject to the Financing Line, the Financing Cost shall equal One Month LIBOR (as defined herein) plus 0.90%. NCCC shall retain principal and interest on any Mortgage Loans subject to the Financing Line.

         "One Month LIBOR" means as of the related Settlement Date, the 30 day London Interbank Offered Rate as of 11:00 a.m. (London time) on such date, as indicated on page number 3750 of the Telerate Service (rounded upwards if necessary to the nearest whole multiple of 1/16%). If One Month LIBOR cannot be so determined, then One Month LIBOR shall mean the rate determined by SBRC in its sole discretion.

         The Financing Line at any one time shall be initially limited to $600,000,000 in amount of Mortgage Loans and shall have a term of one month; provided, however, New Century shall have the option to increase the amount of Mortgage Loans on the Financing Line at any one time to an amount not in excess of $800,000,000.

         The maximum amount of Special Risk Mortgage Loans on the Financing Line shall not exceed 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

         The maximum amount of High Balance Mortgage Loans (Mortgage Loans with unpaid principal balances greater than $1,000,000) on the Financing Line shall not exceed 2% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

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                                                                          Page 5

NC Capital Corporation
New Century Mortgage Corporation
January 1, 2002

     The maximum amount of High LTV Mortgage Loans (Mortgage Loans with a loan-to-value ration in excess of 90.00%) on the Financing Line shall not exceed 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

     The maximum amount of Fallout Mortgage Loans on the Financing Line shall not exceed 12.5% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

     The Special Risk Mortgage Loans, the High Balance/High LTV Mortgage Loans and the Fallout Mortgage Loans are collectively referred to herein as the "Non-Standard Mortgage Loans"; and together with the Standard Mortgage Loans, the "Mortgage Loans".

     NCCC shall have the right to add Mortgage Loans to the Financing Line up to eight times each month. Standard Mortgage Loans may be removed from the Financing Line up to eight times a month (one of which shall be on the roll date). Non-Standard Mortgage Loans may be removed from the Financing Line with 24 hours prior written notice by NCCC to SBRC.

     (b)  Special Risk Mortgage Loans. A "Special Risk Mortgage Loan" is defined
          ---------------------------
as any Mortgage Loan (i) that is a second lien Mortgage Loan; (ii) that is a first lien Mortgage Loan with an unpaid principal balance of less than $50,000. Special Risk Mortgage Loans shall be subject to the following qualifications with respect to the Financing Line:

          (i) the maximum Financing Line with respect to Special Risk Mortgage Loans shall equal 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time (of which no more than 2% shall be second lien Mortgage Loans and no more than 2% shall be first lien Mortgage Loans that have unpaid principal balances less than $50,000);

          (ii) with respect to the Special Risk Mortgage Loans, the Purchase Price shall be equal to the lesser of (i) 80.00% of the unpaid principal balance of such Special Risk Mortgage Loan and (ii) the fair market value of such Special Risk Mortgage Loan in SBRC's sole discretion.

     (c) High Balance/High LTV Loans. A "High Balance/High LTV Mortgage Loan" is
         ---------------------------
defined as any Mortgage Loan (i) with an unpaid principal balance in excess of $1,000,000; or (ii) that has a loan-to-value ratio in excess of 90.00% (up to a maximum of 95.00%). High Balance/High LTV Mortgage Loans shall be subject to the following qualifications with respect to the Financing Line:

          (i) the maximum Financing Line with respect to Mortgage Loans with an unpaid principal balance in excess of $1,000,000 shall equal 2% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time;

          (ii) the maximum Financing Line with respect to Mortgage Loans with loan-to-value ratios in excess of 90.00 (up to a maximum of 95.00%) shall equal 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time;

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                                                                          Page 6

NC Capital Corporation
New Century Mortgage Corporation
January 1, 2002

          (iii) with respect to the High Balance/High LTV Mortgage Loans, the Purchase Price shall be the lesser of (i) 100.00% of the unpaid principal balance of such High Balance/High LTV Loan and (ii) the fair market value of such High Balance/High LTV Loan in SBRC's sole discretion.

     (d)  Fallout Mortgage Loans. A "Fallout Mortgage Loan" is defined as any
          ----------------------
Mortgage Loan which was removed from the Financing Line by New Century or NCCC and sold to a third party in a whole loan sale or securitization and which was subsequently rejected by the buyer in such whole loan sale or removed from such securitization due to any of the following: (i) failure of such Mortgage Loan to comply with applicable federal and state laws (any such Fallout Mortgage Loan, a "Non-Compliant Fallout Mortgage Loan"); (ii) rejection of the credit profile of the borrower of such Mortgage Loan (any such Fallout Mortgage Loan, a "Credit Risk Fallout Mortgage Loan") or (iii) rejection of the appraisal relating to such Mortgage Loan (any such Fallout Mortgage Loan, a "Appraisal Risk Fallout Mortgage Loan"). Fallout Mortgage Loans shall be subject to the following qualifications with respect to the Financing Line:

          (i) the maximum Financing Line with respect to Fallout Mortgage Loans shall equal 12.5% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time (of which no more than 1% shall be Non-Compliant Fallout Mortgage Loans, no more than 7% shall be Credit Risk Fallout Mortgage Loans and no more than 4.5% shall be Appraisal Risk Fallout Mortgage Loans);

          (ii) with respect to any Non-Compliant Fallout Mortgage Loan that is not delinquent, the Purchase Price shall be the lesser of (i) 98% of the unpaid principal balance of such Non-Compliant Fallout Mortgage Loan and (ii) the market value of such Non-Compliant Fallout Mortgage Loan as determined by SBRC acting in good faith; provided, however, with respect to any Non-Compliant Fallout Mortgage Loan that (a) is 30 days delinquent, (b) has been 30 days delinquent at least once in the preceding 12 months or (c) is more than 180 days past the date of its origination, the Purchase Price shall be the lesser of (i) 90% of the unpaid principal balance of such Non-Compliant Fallout Mortgage Loan and (ii) the market value of such Non-Compliant Fallout Mortgage Loan as determined by SBRC acting in good faith, until such Non-Compliant Fallout Mortgage Loan (a) goes into foreclosure, (b) becomes 90 days delinquent or (c) reaches 365 days past the date of its origination, at which time such Non-Compliant Fallout Mortgage Loan shall be financed pursuant to the terms of the Master Loan and Security Agreement, dated April 1, 2000 (the "Loan and Security Agreement"), among New Century, NCCC and SBRC.

          (iii) with respect to any Credit Risk Fallout Mortgage Loan that is not delinquent, the Purchase Price shall be the lesser of (i) 98% of the unpaid principal balance of such Credit Risk Fallout Mortgage Loan and (ii) the market value of such Credit Risk Fallout Mortgage Loan as determined by SBRC acting in good faith ; provided, however, with respect to any Credit Risk Fallout Mortgage Loan that (a) is 30 days delinquent, (b) has been 30 days delinquent at least once in the preceding 12 months or (c) is more than 180 days past the date of its origination, the Purchase Price shall be the lesser of (i) 90% of the unpaid principal balance of such Non-Compliant Fallout Mortgage Loan and (ii) the market value of such Credit Risk Fallout Mortgage Loan as determined by SBRC acting in good faith, until such Credit Risk


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                                                                          Page 7

NC Capital Corporation
New Century Mortgage Corporation
January 1, 2002

Fallout Mortgage Loan (a) goes into foreclosure, (b) becomes 90 days delinquent or (c) reaches 365 days past the date of its origination, at which time such Credit Risk Fallout Mortgage Loan shall be financed pursuant to the terms of the Loan and Security Agreement.

          (iv) (A) with respect to any Appraisal Risk Fallout Mortgage Loan that is not delinquent, the Purchase Price shall be the lesser of (i) 90% of the unpaid principal balance of such Appraisal Risk Fallout Mortgage Loan and (ii) the market value of such Appraisal Risk Fallout Mortgage Loan as determined by SBRC acting in good faith;

          (B) with respect to any Appraisal Risk Fallout Mortgage Loan that is 30 days delinquent, the Purchase Price shall be 85% of the lesser of (i) the unpaid principal balance of such Appraisal Risk Fallout Mortgage Loan and (ii) the BPO of such Appraisal Risk Fallout Mortgage Loan;

          (C) with respect to any Appraisal Risk Fallout Mortgage Loan that is 60 days delinquent, the Purchase Price shall be 80% of the lesser of (i) the unpaid principal balance of such Appraisal Risk Fallout Mortgage Loan and (ii) the BPO of such Appraisal Risk Fallout Mortgage Loan; and

          (D) with respect to any Appraisal Risk Fallout Mortgage Loan that is 90 days or more delinquent, the Purchase Price shall be 65% of the lesser of (i) the unpaid principal balance of such Appraisal Risk Fallout Mortgage Loan and
(ii) the BPO of such Appraisal Risk Fallout Mortgage Loan.

     "BPO" shall mean a broker's price opinion, obtained at the expense of New Century, prepared by a duly licensed real estate broker who has no interest, direct or indirect, in the Mortgage Loan or in New Century or NCCC or any affiliate of New Century or NCCC and whose compensation is not affected by the results of the broker's price opinion and which valuation indicates the expected proceeds for a sale of the related mortgaged property and, with respect to any condominium development or planned unit development that was not Fannie Mae or Freddie Mac approved, the amount, if any, by which the valuation was decreased as a result of such lack of approval, and includes certain assumptions, including those as to the condition of the interior of the applicable mortgaged property and marketing time; provided, however, that the vendor providing such BPO must be approved by SBRC.

     SBRC hereby approves the following vendors: Hanson Quality Loan Services, Nationwide Appraisal Services Corp., Ocwen Federal Bank FSB, Premiere Real Estate Services, Inc., Ball Asset Management and Goodman Dean Corporate Real Estate Services.

     SBRC has the right to obtain a new BPO and to perform due diligence on any Mortgage Loan subject to this Financing Line, at the expense of New Century, every three (3) months; provided, however, that the costs of such BPO and/or due diligence shall not exceed $25,000 in the aggregate; provided, further, that such $25,000 cap shall not apply to any BPO obtained or due diligence performed with respect to any Fallout Mortgage Loan.

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                                                                          Page 8

NC Capital Corporation
New Century Mortgage Corporation
January 1, 2002

     Notwithstanding the foregoing, with respect to any Mortgage Loan that remains subject to the Financing Line following 120 days from the date of origination of such Mortgage Loan and not previously classified as a Fallout Mortgage Loan, the Purchase Price shall be the Purchase Price for a Non-Compliant Fallout Mortgage Loan, a Credit Risk Fallout Mortgage Loan or an Appraisal Risk Fallout Mortgage Loan, as applicable.

     No Mortgage Loan shall be subject to the terms of the Financing Line if:
(i) the unpaid principal balance of such Mortgage Loan exceeds $1,500,000 or
(ii) such Mortgage Loan has a loan-to-value ratio greater than 95.00%. Furthermore, no Mortgage Loan the mortgagor of which had a FICO score of less than 500 or any Mortgage Loan originated in accordance with Section 32 of the Homeownership and Equity Protection Act of 1994 shall be subject to this Financing Line.

     NCCC agrees to provide written notification to SBRC of any material change in its loan origination, acquisition or appraisal guidelines or practices and if NCCC fails to provide such notification without SBRC's consent, SBRC shall have the right to refuse to provide financing for any Mortgage Loan originated, acquired or appraised under such materially different guidelines.

     (e) Mark-to-Market. If with respect to any Mortgage Loan, SBRC at any time
         --------------
determines, in its sole discretion, that there exists a Collateral Value Deficiency (as defined below) and SBRC notifies NCCC in writing of such Collateral Value Deficiency, NCCC shall, no later than one (1) Business Day after receipt of such notice, pay to SBRC an amount equal to such Collateral Value Deficiency, such that after giving effect to such payment, the Collateral Value Deficiency is reduced to zero. With respect to any Mortgage Loan, a
     "Collateral Value Deficiency" shall mean any time the excess, if any, of
(a) the outstanding Purchase Price of such Mortgage Loan as defined in Section 2(a) hereof over (b) the Market Value of such Mortgage Loan. "Market Value" shall mean, as of any date in respect of any Mortgage Loan, the value of such Mortgage Loan as determined by SBRC in its sole discretion. SBRC shall have the right to mark-to-market any Mortgage Loan on a daily basis.

     (f) Mortgage Loan Schedule. No Mortgage Loan shall be included in the
         ----------------------
Financing Line unless NCCC shall have delivered to SBRC at least 48 hours prior to such inclusion, a magnetic tape, in a format acceptable to SBRC, consisting of the loan characteristics agreed upon by SBRC and NCCC with respect to each Mortgage Loan.

     (g) Marketing of Mortgage Loans. SBRC may (subject to NCCC's consent unless
         ---------------------------
a Termination Event has occurred) market the Non-Standard Mortgage Loans on NCCC's behalf for a purchase price acceptable to NCCC and shall provide NCCC with a copy of a trade ticket or letter of intent with respect to any commitment to sell such Mortgage Loans.

     (h) Hedging. NCCC will have the option to establish one or more securities
         -------
or commodities accounts at Salomon Smith Barney Inc. and to enter into transactions in such accounts (and only in such accounts) that are intended to hedge the interest rate risk on Mortgage Loans included in the Financing Line.

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                                                                          Page 9

NC Capital Corporation
New Century Mortgage
Corporation January 1, 2002

     3.   Securitizations. Pursuant to a separate side agreement between New
          ---------------
Century and Salomon Smith Barney Inc. (the "Side Agreement"), New Century has agreed to securitize mortgage loans with an aggregate principal balance of $2,000,000,000 in one or more securitizations underwritten by Salomon Smith Barney Inc. As of the date hereof, New Century remains committed pursuant to the Side Letter to securitize mortgage loans with an aggregate principal balance of $1,100,000,000 in one or more securitizations underwritten by Salomon Smith Barney Inc. If New Century satisfies its commitment to securitize mortgage loans with an aggregate principal balance of $1,100,000,000 in securitizations underwritten by Salomon Smith Barney Inc. and does not engage in any other securitizations during 2002, its commitment under the Side Letter will be deemed to be satisfied and New Century will not owe any additional amounts to SBRC. If, however, New Century engages in additional securitizations after it has satisfied its obligations pursuant to the Side Letter, Salomon Smith Barney Inc. will be the lead underwriter on the first such securitization and a co-underwriter on the next such securitization, and such pattern shall continue for each securitization completed by New Century during 2002. Furthermore, if New Century is unable to satisfy its commitment to securitize mortgage loans with an aggregate principal balance of $1,100,000,000 in securitizations underwritten by Salomon Smith Barney Inc. during 2002, the Commitment Fee will increase from 0.125% per annum to 0.25% per annum and shall be calculated in accordance with 1(d) hereof.

 4.  Termination.
     -----------

     (a)  NCCC shall have the right to terminate its obligations hereunder upon
(i) any material default by SBRC of its obligations under this Letter Agreement which is not cured within 30 days following written notice of such default to SBRC by NCCC.

     (b) SBRC shall have the right to terminate this Letter Agreement upon the occurrence of any of the following events (each, a "Termination Event") :

          (i) the judgment by SBRC in good faith that a material adverse change has occurred with respect to the business, properties, assets or condition (financial or otherwise) of NCCC;

          (ii) SBRC shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of NCCC and such information and/or responses shall not have been provided within three business days of such request;

          (iii) Either (A) a change in control of NCCC shall have occurred without the consent of SBRC, other than in connection with and as a result of the issuance and sale by NCCC of registered, publicly offered common stock; or
(B) SBRC determines in its sole discretion that any material adverse change has occurred in the management of NCCC;

          (iv) There is (A) a material breach by NCCC of any representation and warranty contained in the Purchase and Sale Agreement, other than a representation or warranty relating to particular Mortgage Loans, and SBRC has reason to believe in good faith either that



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                                                                         Page 10

NC Capital Corporation
New Century Mortgage
Corporation January 1, 2002

such breach is not curable within 30 days or that such breach may not have been cured in all material respects at the expiration of 30 days following discovery thereof by NCCC or (B) a failure by NCCC to make any payment payable by it under the Purchase and Sale Agreement or (C) any other failure by NCCC to observe and perform in any material respect its material covenants, agreements and obligations with SBRC, including without limitation those contained in the Purchase and Sale Agreement, and SBRC has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 30 days following discovery thereof by NCCC;

          (v) There shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets is such as to make it, in the judgment of SBRC, impracticable to continue the commitment; or

          (vi) A default by NC Residual II Corporation under the provisions of the Global Master Repurchase Agreement, dated as of December 11, 1998, between Salomon Smith Barney Inc., as agent for Salomon Brothers International Ltd. and NC Residual II Corporation; or

          (vii) NCCC's default in the payment of the amount of any Collateral Value Deficiency for more than one (1) Business Day after receipt of written notice of such Collateral Value Deficiency as provided in Section 2(d) hereof;

provided, that SBRC shall have the right to dispose of any collateral held by SBRC pursuant to this Letter Agreement. In connection with a Termination Event under this Section 4, SBRC shall have the right to transfer servicing as provided in Section 1(b).

     With respect to any Termination Event set forth under (b)(i), (ii), (iii) or (v) above, SBRC will refund the Commitment Fee less an amount equal to the Commitment Fee multiplied by a fraction the numerator of which is the number of days the Mortgage Loans were subject to the Financing Line and the denominator of which is 365.

     (c) Subject to the provisions of this Section 4, this Letter Agreement shall terminate on December 31, 2002; provided, however, that the parties hereto may, upon mutual agreement, extend the term of this Letter Agreement beyond December 31, 2002.

     Notwithstanding any other provision of this Section 4, any grace or notice period provided herein in respect of a notice to be given or action to be taken by SBRC (other than with respect to the notice provided by SBRC in Section 4(c)(ii)) may be shortened or eliminated by SBRC if, in its sole good faith discretion, it is unreasonable to do so under the circumstances, taking into consideration, among other things, the volatility of the market for the Mortgage Loans involved, the extent and nature of any Termination Event (or events which with the giving of such notice and passage of time would constitute Termination Events) and the risks inherent in deferring the exercise of remedies for the otherwise applicable grace or notice period.

5.   General Provisions.

NC Capital Corporation
New Century Mortgage
Corporation January 1, 2002

     (a) SBRC's Discretion. It is understood that SBRC shall have absolute
         -----------------
discretion in determining whether to accept or reject any Mortgage Loan. Notwithstanding the foregoing, however, subject to NCCC's representations, warranties and covenants as set forth herein and in any related agreements, all Mortgage Loans originated by New Century in accordance with the underwriting standards of New Century which were most recently approved by SBRC shall be eligible for financing under the Financing Line in accordance with the terms hereof. It is further understood that SBRC shall have absolute discretion in determining whether any Mortgage Loan is a Standard Mortgage Loan or Non-Standard Mortgage Loan and SBRC shall have the right to approve or disapprove any Mortgage Loan with an unpaid principal balance in excess of $1,000,000 (for which such Mortgage Loans, NCCC shall have obtained two appraisals).

     (b) Governing Law. This Letter Agreement shall be governed by and construed
         -------------
in accordance with the laws of the State of New York (without regard to its conflicts of laws principles).

     (c) Amendment or Waiver. This Letter Agreement may not be amended or
         -------------------
modified except in writing signed by each of the parties hereto.

     (d) Counterparts. This Letter Agreement may be executed simultaneously in
         ------------
any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     (e) Severability Clause. Any part, provision, representation or warranty of
         -------------------
this Letter Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Letter Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Letter Agreement shall deprive any party of the economic benefit intended to be conferred by this Letter Agreement, the parties shall negotiate, in good- faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Letter Agreement without regard to such invalidity.

     (f) No Partnership. Nothing herein contained shall be deemed or construed
         --------------
to create a co-partnership or joint venture between the parties hereto.

     (g) Further Agreements. New Century, NCCC and SBRC each agree to execute
         ------------------
and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Letter Agreement.

NC Capital Corporation
New Century Mortgage
Corporation January 1, 2002

     (h) Termination. Other than those sections intended to survive in the
         -----------
letter agreement dated June 1, 2001 among New Century, NCCC and SBRC, such letter agreement is hereby terminated.

     (i) Expenses. NCCC shall pay the expenses of Thacher Proffitt & Wood,
         --------
counsel for SBRC, in connection with the Financing Line and any amendment thereto, which fees and expenses will not exceed $20,000 in connection with the Financing Line and will not exceed a negotiated cap between the parties in connection with each amendment thereto, if any.

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By:____________________________
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: EXECUTIVE VICE PRESIDENT

NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: PRESIDENT

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By:____________________________
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: EXECUTIVE VICE PRESIDENT

NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: PRESIDENT

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By: /s/ [ILLEGIBLE]
                                                    ---------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: EXECUTIVE VICE PRESIDENT

NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   --------------------------------------
Name:  PATRICK FLANAGAN
Title: PRESIDENT

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By: /s/ [ILLEGIBLE]
                                                    ---------------------------
                                                 Name: [ILLEGIBLE]
                                                 Title: Authorized Agent


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By:_____________________________________
Name:
Title:

NC CAPITAL CORPORATION


By:_____________________________________
Name:
Title:

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By:___________________________
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name:  PATRICK FLANAGAN
Title: EXECUTIVE VICE PRESIDENT

NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name:  PATRICK FLANAGAN
Title: PRESIDENT

     Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                                 Yours sincerely,

                                                 SALOMON BROTHERS REALTY CORP.


                                                 By:___________________________
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name:  PATRICK FLANAGAN
Title: EXECUTIVE VICE PRESIDENT

NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name:  PATRICK FLANAGAN
Title: PRESIDENT

                                    EXHIBIT A
                           FORM OF RECOGNITION LETTER

Salomon Brothers Realty Corp.
390 Greenwich Street
4th Floor
New York, NY 10013

Attention:     Mr. Matthew Bollo
               Facsimile No. (212) 723-8604

Re:  [Name and Date of] Servicing Agreement ("Agreement") between
     [Name of Sub-Servicer] and New Century Mortgage Corporation

Ladies and Gentlemen:

     The undersigned, _______________ ("Sub-Servicer"), having an address at _________________, _________ Attention: _______________, has been informed by
New Century Mortgage Corporation ("New Century") that NC Capital Corporation ("NCCC") from time to time enters into transactions with you ("SBRC") in which SBRC purchases mortgage loans (including the related servicing rights) serviced by Sub-Servicer for New Century pursuant to the captioned Agreement, and NCCC agrees to repurchase such mortgage loans (and related servicing rights) on specified future dates (the agreement that provides for such purchases and repurchases, the "Purchase and Sale Agreement"). New Century has requested that Sub-Servicer provide this letter agreement to SBRC in order to, and Sub-Servicer hereby agrees to, acknowledge that SBRC owns the servicing rights and, upon a written notice to Sub-Servicer from SBRC that NCCC failed to repurchase a Mortgage Loan on the related repurchase date or if NCCC defaults under the Purchase and Sale Agreement and upon written notice to Sub-Servicer from U.S. Bank National Association ("Custodian") that Custodian holds specified mortgage loans (the "Salomon Loans") for SBRC, that Sub-Servicer will no longer be sub-servicer with respect to the Salomon Loans, unless the term of sub-servicing is extended by SBRC in its sole discretion. NCCC and New Century hereby agree to indemnify Sub-Servicer for any loss, liability, damage, judgment, cost or expense in any way related to the exercise of such termination by SBRC with respect to the Salomon Loans. Any fee payable to the Sub-Servicer shall be paid by New Century without any right of reimbursement by SBRC.

                                             Yours sincerely,

                                             SALOMON BROTHERS REALTY CORP.


                                             By:_______________________________
                                             Name:
                                             Title:

                                             NC CAPITAL CORPORATION


                                             By:_______________________________
                                             Name:
                                             Title:

                                             NEW CENTURY MORTGAGE CORPORATION


                                             By:_______________________________
                                             Name:
                                             Title:

                                             [SUB-SERVICER]


                                             By:_______________________________
                                             Name:
                                             Title:

                                    EXHIBIT B
                            FORM OF LIMITED GUARANTY
                                    SEE TAB 3